UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2024

STAG INDUSTRIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-34907	27-3099608
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
One Federal Street, 23rd Floor
Boston, Massachusetts 02110
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	STAG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On June 28, 2024, the Board of Directors (the “Board”) of STAG Industrial, Inc. (the “Company”) increased the size of the Board from 10 members to 11 members and appointed Vicki Lundy Wilbon to the Board, effective as of July 1, 2024, and subject to re-election at the next annual meeting of stockholders to be held in 2025.
Since 1995, Ms. Wilbon has worked at The Integral Group LLC ("Integral"), a real estate firm focused on master planned, mixed-use, transit-oriented, multi-family, and senior housing development to revitalize urban areas. She has served as Executive Vice President since 2016 and a Principal of Integral since 2003. In these roles, Ms. Wilbon helps develop corporate policy, and manage the achievement of strategic goals. Since 2021, she has also served as President of Real Estate Development and Management, managing Integral’s community development, conventionally financed development and property management activities. Before joining Integral, Ms. Wilbon held various real estate construction and development positions at different companies. Ms. Wilbon serves on the Saint Joseph Health System (Atlanta) Board of Directors, the Georgia State University Honors College Board of Advisors, and the Board of Directors of the Reinvestment Fund. Ms. Wilbon holds a Bachelor of Science degree from Purdue University.
Ms. Wilbon will receive the standard compensation provided by the Company to its other non-management directors for services as a director. Additionally, in connection with Ms. Wilbon’s appointment to the Board, the Company and Ms. Wilbon will enter into an indemnification agreement in substantially the same form as the Company has entered with each of the Company’s other directors. Ms. Wilbon is not a party to any arrangement or understanding with any person pursuant to which she was appointed as a director, nor is she a party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

	By:	/s/ Jeffrey M. Sullivan
Jeffrey M. Sullivan
Executive Vice President, General Counsel and Secretary

Dated: July 3, 2024